Item 1: Report to Shareholders

Capital Appreciation Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

After a dull first half, the stock market perked up in the second half of 2005 to post a third consecutive year of gains—albeit more modest than in the previous two years. Your fund returned 6.85% last year compared with 4.91% for the broad market, as measured by the S&P 500 Stock Index. With this performance, the fund completed 15 straight years of positive annual returns, earning 13% on an annualized basis over this long period versus 11.5% for the S&P 500. This record supports our belief—discussed in more detail later—that consistent progress over time can be more important in achieving long-term investment goals than potentially higher but inconsistent returns.

As shown in the table, the Capital Appreciation Fund also exceeded its Lipper peer group average for the past 6- and 12-month periods. Returns for the first full year of the fund’s new Advisor Class were slightly lower due to their different fee structure but still compared favorably with the index and peer group.

DIVIDEND DISTRIBUTION

On December 12, 2005, your Board of Trustees declared an income dividend of $0.30 per share for shareholders of record on that date. The dividend for Advisor Class shareholders was $0.29. In addition, capital gain distributions for both share classes amounted to $0.47 per share, $0.43 of which was long term. You should have already received your statement reflecting these distributions.

MARKET RECAP

Demonstrating that investor psychology often moves markets in the short run, stocks gained in the second half despite soaring energy prices, higher borrowing costs as the Federal Reserve raised short-term interest rates, and devastation from Katrina and other hurricanes. Instead, investors appeared to focus on the positive fundamentals they had ignored in the year’s first half, particularly continued economic growth, rising corporate profits, reasonably low inflation apart from energy prices, and surprisingly steady long-term interest rates.

In the U.S. market, mid-cap stocks outran their large- and small-cap brethren by a substantial margin, and growth stocks of all sizes outperformed value stocks in the second half, reversing the pattern of recent years. For the entire year, value stocks clung to an advantage. Bond returns were modest but positive for the year, as the income they generate offset the price declines accompanying rising interest rates. Money market securities did better than bonds as short-term yields moved substantially higher without the related price declines that bonds experienced.

For both the second half and full year, emerging market bonds and stocks were the stars on the global stage, surpassing most U.S. and overseas stock and bond indices. In developed countries, non-U.S. stocks were strong in the second half and for the year, while high-quality non-U.S. bonds were hurt by the U.S. dollar’s rebound. Given your fund’s focus on fundamental value and risk avoidance, these international trends are of little direct interest to our investment process or results.

INVESTMENT APPROACH AND PORTFOLIO REVIEW

We are long-term investors. While our short-term investment results cannot help being affected by crosscurrents in the financial markets and flip-flops in investor psychology, our investment approach is not. Day in and day out, your fund’s managers “work as hard to reduce risk as to maximize gains,” and “search for the best risk/reward values among all types of securities.” These quotes are from the fund’s prospectus and describe an approach unchanged since the fund’s inception in 1986.

In short, we try to win by not losing. We believe our strict focus on ferreting out value in various types of investments and securing yield when feasible, combined with patience and overall contrarian thinking, help to minimize risk while seeking positive returns. While this approach means the fund typically won’t keep up with a hot, speculative market, such as that of the latter 1990s, it may assure continued progress and protect against declines when hot markets cool—as in 2000, 2001, and 2002. In this way, we believe returns will be competitive over time compared with the overall market and peer funds while experiencing much lower price volatility.

The portfolio’s security diversification and individual purchase and sale decisions reflect the results of our fundamental research and disciplined valuation framework rather than any preset diversification targets. As the chart on page 2 shows, stocks composed 65% of the portfolio at year-end, slightly higher than at midyear. Convertible securities represented 16% of assets, basically unchanged over the last six months. While these securities were weak contributors to results in 2005, we like their combination of equity and fixed-income characteristics and lower volatility than stocks. In fact, we believe this weakness offers some attractive opportunities for potential gains. Apart from a small bond position, the remainder of the portfolio consists primarily of reserves invested in money market securities. We view this position as a source of income (rising as interest rates rise), of stability in unstable or falling markets, and of liquidity as other investment opportunities arise. In the second half, we drew on these assets to increase our stock holdings.

While all asset classes contributed positively to overall results for the full year, some were much stronger than others. Our holdings in the major asset classes are diversified across many sectors, and performance varied among them. Financials, now in the top spot among our equity holdings with almost 18% of net assets, did well in the second half, contributing to solid full-year performance. Insurance holdings such as Assurant, Genworth Financial, and Prudential were key contributors for the year. Other financial firms posting nice increases included Lehman Brothers, Charles Schwab, and Ameriprise Financial, the financial planning spin-off from American Express. Rising oil prices drove energy stocks higher for much of the year, and our Amerada Hess position was the fund’s top contributor for the year and a top-five contributor for the most recent six months. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Consumer discretionary holdings (our second-largest sector) were weak, particularly media stocks such as Washington Post, New York Times, Time Warner, and Comcast. One of our largest purchases in 2005, a General Motors convertible security, declined in price amid broad media speculation about the possible outcomes related to this company’s well-known challenges. However, we believe this convertible offers substantial rewards due to a special feature that allows the holder to redeem at full value in early 2007.

Major changes in the portfolio since the mid-year report are detailed in the table following this letter. Purchases are always motivated by our efforts to identify opportunities for future gain. Sometimes this leads us to add to existing holdings such as Honeywell International, International Paper, and Marsh & McLennan, which have experienced price declines and seem to offer more compelling valuations. Indeed, Marsh & McLennan rebounded to become one of our largest contributors in the second half. Usually new portfolio additions are companies that have encountered some business challenge or controversy that caused the stock price to decline. As these issues are resolved over time, we believe stocks such as Entergy (a New Orleans-based power utility) and XL Capital (a major catastrophic reinsurer) should provide rewarding investment opportunities. And sometimes out of mere neglect the market offers the gift of a high-quality company, with growing earnings and dividends, at an opportunistic price with no real controversy. We think this is the case with General Electric, the largest fund purchase during this period.

Sales can be prompted by a variety of reasons. In most cases they reflect situations in which your fund has achieved a substantial gain and is booking the profit. CSX, TXU, KLA-Tencor, Devon Energy, and Marriott International are such examples. Sometimes sales are prompted by corporate actions to redeem securities, rather than our decision-making, as was the case with Corning. Sometimes certain holdings, such as Amerada Hess and Lehman Brothers, have experienced large price gains, and we are reducing the portfolio positions to a more modest level. This recycling by reducing exposure to stocks that have done well and reinvesting into stocks that have experienced market setbacks is an important ongoing element of our investment management approach.

OUTLOOK

On balance, we believe investment fundamentals remain supportive of further gains in the equity markets. We are more tentative in this view than at any time over the past several years, however. In part our caution reflects the reality that most stock market indices have experienced three consecutive years of gains. At the same time, the gradual but prolonged tightening by the Federal Reserve shows signs of dampening the housing market, and high energy prices are affecting consumer spending. We expect the economy to grow at a slower pace this year as these two important growth engines decelerate. Although our apprehension may be misplaced, caution is an element of our investment approach, and we expect to move toward a more cautious posture in the period ahead.

IN CLOSING

The Investment Advisory Committee that oversees your fund is an experienced and talented group of investment professionals comprising research analysts, fixed-income specialists, and senior portfolio managers. We are supported by a world-class research group and a highly skilled trading group. Our success, on your behalf, reflects the focus of this dedicated team.

As always, we respect and appreciate the confidence and trust you have placed in us.

Respectfully submitted,

Stephen W. Boesel
President of the fund and chairman of its Investment Advisory Committee

Jeffrey W. Arricale
Executive vice president and member of the Investment Advisory Committee

David R. Giroux
Executive vice president and member of the Investment Advisory Committee

January 18, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (?investor class?) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 19.49	$ 17.50	$ 14.21	$ 14.64	$ 13.95
Investment activities					
Net investment income	0.33	0.29	0.25	0.33	0.39
Net realized and unrealized gain (loss)	1.01	2.38	3.36	(0.25)	1.03
Total from investment activities	1.34	2.67	3.61	0.08	1.42
Distributions					
Net investment income	(0.30)	(0.29)	(0.26)	(0.28)	(0.38)
Net realized gain	(0.47)	(0.39)	(0.06)	(0.23)	(0.35)
Total distributions	(0.77)	(0.68)	(0.32)	(0.51)	(0.73)
NET ASSET VALUE					
End of period	**$ 20.06**	**$ 19.49**	**$ 17.50**	**$ 14.21**	**$ 14.64**

Ratios/Supplemental Data

Total return^	**6.85%**	**15.29%**	**25.47%**	**0.54%**	**10.26%**
Ratio of total expenses to average net assets	0.76%	0.78%	0.83%	0.85%	0.86%
Ratio of net investment income to average net assets	1.66%	1.84%+	1.85%	2.39%	2.85%
Portfolio turnover rate	12.1%	17.6%	17.9%	17.6%	25.1%
Net assets, end of period (in millions)	$ 7,384	$ 4,962	$ 2,942	$ 1,853	$ 1,405

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 65.0%		
CONSUMER DISCRETIONARY 8.3%		
Diversified Consumer Services 0.4%		
ServiceMaster	2,485,000	29,696
		29,696
Household Durables 1.4%		
Fortune Brands	420,000	32,768
Newell Rubbermaid	2,895,000	68,843
		101,611
Leisure Equipment & Products 0.4%		
Hasbro	1,600,000	32,288
		32,288
Media 4.7%		
Comcast, Special Class A (1)	2,088,000	54,205
Disney	587,000	14,070
Liberty Media, Class A (1)	7,105,000	55,916
Meredith	685,000	35,853
New York Times, Class A	1,910,700	50,538
Time Warner	5,565,000	97,054
Washington Post, Class B	48,000	36,720
		344,356
Specialty Retail 1.4%		
Home Depot	1,355,000	54,851
Petrie Stores Liquidation Trust (1)	2,585,000	1,021
RadioShack	2,231,200	46,922
		102,794
Total Consumer Discretionary		610,745

CONSUMER STAPLES 3.7%		
Beverages 0.9%		
Coca-Cola	1,675,000	67,519
		67,519
Food & Staples Retailing 0.6%		
CVS	1,622,000	42,853
		42,853
Food Products 1.0%		
General Mills	1,425,000	70,281
		70,281
Tobacco 1.2%		
Altria Group	992,000	74,122
Carolina Group	415,200	18,265
		92,387
Total Consumer Staples		273,040
ENERGY 4.2%		
Energy Equipment & Services 0.8%		
Baker Hughes	920,000	55,918
		55,918
Oil, Gas & Consumable Fuels 3.4%		
Amerada Hess	620,000	78,628
Chevron	492,600	27,965
Imperial Oil	384,000	38,246
Murphy Oil	1,220,000	65,868
Royal Dutch Shell ADR	665,000	40,891
		251,598
Total Energy		307,516

FINANCIALS 14.5%

Capital Markets 2.4%		
Ameriprise Financial	1,555,000	63,755
Charles Schwab	5,280,000	77,458
Lehman Brothers	295,000	37,810
		179,023
Commercial Banks 0.2%		
Royal Bank of Scotland (GBP)	495,000	14,930
		14,930
Diversified Financial Services 1.1%		
J.P. Morgan Chase	2,000,000	79,380
		79,380
Insurance 10.3%		
American International Group	1,565,000	106,780
Assurant	1,309,000	56,928
Genworth Financial, Class A	2,725,000	94,230
Hartford Financial Services	692,700	59,496
Loews	611,000	57,953
Marsh & McLennan	5,035,000	159,912
Prudential	561,000	41,060
SAFECO	1,018,000	57,517
St. Paul Companies	1,031,000	46,055
White Mountains Insurance Group	51,700	28,877
XL Capital	845,000	56,936
		765,744
Real Estate 0.5%		
Potlatch	710,000	36,196
		36,196
Total Financials		1,075,273

HEALTH CARE 7.3%

Health Care Equipment & Supplies 1.8%		
Baxter International	1,217,000	45,820
Boston Scientific (1)	3,640,000	89,144
		134,964
Health Care Providers & Services 2.4%		
AmerisourceBergen	2,455,162	101,644
Cardinal Health	1,080,000	74,250
		175,894
Pharmaceuticals 3.1%		
Bristol Myers Squibb	1,532,000	35,205
Merck	2,271,000	72,241
Schering-Plough	1,512,000	31,525
Wyeth	2,033,000	93,660
		232,631
Total Health Care		543,489

INDUSTRIALS & BUSINESS SERVICES 7.3%

Aerospace & Defense 2.0%		
Honeywell International	2,251,000	83,850
Lockheed Martin	930,000	59,176
		143,026
Air Freight & Logistics 0.7%		
Ryder System	1,310,000	53,736
		53,736
Commercial Services & Supplies 0.8%		
Waste Management	1,950,000	59,182
		59,182
Industrial Conglomerates 2.1%		
GE	3,040,000	106,552

Tyco International	1,763,000	50,880
		157,432
Machinery 1.1%		
Deere	1,160,000	79,008
		79,008
Road & Rail 0.6%		
Burlington Northern Santa Fe	638,000	45,183
		45,183
Total Industrials & Business Services		537,567
INFORMATION TECHNOLOGY 6.1%		
Computers & Peripherals 0.5%		
Hewlett-Packard	1,221,000	34,957
		34,957
Electronic Equipment & Instruments 0.4%		
Agilent Technologies (1)	971,911	32,355
		32,355
IT Services 1.4%		
First Data	2,335,000	100,428
		100,428
Semiconductor & Semiconductor Equipment 1.7%		
Intel	2,330,000	58,157
Texas Instruments	2,215,000	71,035
		129,192
Software 2.1%		
Microsoft	6,025,000	157,554
		157,554
Total Information Technology		454,486

MATERIALS 7.5%		
Chemicals 2.5%		
Chemtura	1,845,256	23,435
DuPont	1,820,000	77,350
Octel (2)	990,000	16,107
Potash Corp./Saskatchewan	880,000	70,594
		187,486
Metals & Mining 3.4%		
Alcoa	1,675,000	49,530
Newmont Mining	2,295,000	122,553
Nucor	543,000	36,229
Teck Cominco, Class B (CAD)	865,848	46,079
		254,391
Paper & Forest Products 1.6%		
Bowater	1,070,000	32,870
International Paper	2,415,000	81,168
		114,038
Total Materials		555,915
TELECOMMUNICATION SERVICES 2.3%		
Diversified Telecommunication Services 1.5%		
Qwest Communications International (1)	8,011,400	45,264
Telus (CAD)	385,000	15,803
Telus (Non-voting shares)	102,200	4,115
Verizon Communications	1,640,000	49,397
		114,579
Wireless Telecommunications Services 0.8%		
Sprint Nextel	2,535,000	59,218
		59,218
Total Telecommunication Services		173,797

UTILITIES 3.8%		
Electric Utilities 2.6%		
Entergy	1,040,000	71,396
Exelon	370,000	19,662
FirstEnergy	1,376,946	67,456
Pinnacle West Capital	296,000	12,240
Unisource Energy	670,300	20,913
		191,667
Independent Power Producers & Energy Traders 0.8%		
Duke Energy	2,195,000	60,253
		60,253
Multi Utilities 0.4%		
NiSource	1,247,000	26,013
		26,013
Total Utilities		277,933
Total Common Stocks (Cost $3,758,642)		4,809,761
PREFERRED STOCKS 0.0%		
UTILITIES 0.0%		
Electric Utilities 0.0%		
Entergy-GSU	9,250	472
Total Preferred Stocks (Cost $418)		472
CONVERTIBLE PREFERRED STOCKS 6.6%		
CONSUMER DISCRETIONARY 3.3%		
Automobiles 2.4%		
Ford Motor Capital Trust II	990,000	27,324
General Motors, Series A	6,573,700	137,128

HEALTH CARE 0.3%		
Health Care Equipment & Supplies 0.0%		
Baxter International	55,000	2,956
		2,956
Pharmaceuticals 0.3%		
Schering-Plough	375,000	20,171
		20,171
Total Health Care		23,127
INDUSTRIALS & BUSINESS SERVICES 0.1%		
Commercial Services & Supplies 0.1%		
Allied Waste Industries	26,800	6,998
Total Industrials & Business Services		6,998
MATERIALS 0.2%		
Containers & Packaging 0.2%		
Owens-Illinois	325,000	11,050
Total Materials		11,050
UTILITIES 0.6%		
Independent Power Producers & Energy Traders 0.6%		
NRG Energy (4)	33,600	43,482
Total Utilities		43,482
Total Convertible Preferred Stocks (Cost $472,110)		490,472
CONVERTIBLE BONDS 9.3%		
American International, Zero Coupon, 11/9/31	10,156,000	6,900
Capitalsource, 3.50%, 7/15/34 (4)	15,000,000	14,153
Crown Castle International, 4.00%, 7/15/10	11,200,000	28,310
Delta Air Lines, 2.875%, 2/18/24 (4)(5)	35,500,000	7,189

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $216,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,400,736,000 and $600,471,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $6,296,344,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $93,000 for Price Associates, $3,697,000 for T. Rowe Price Services, Inc., and $1,797,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund, (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $22,537,000 from short-term capital gains,
  $165,034,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $77,760,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $71,158,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1986	Haven Group, a custom manufacturer of modular homes (1/04 to present)
[113]

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1988	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent trustee serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
(1953)	Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
1997	Global Investment Services Limited, and T. Rowe Price International, Inc.
[45]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1986	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Capital Appreciation	Group, Inc.; Student, the Wharton School,
Fund	University of Pennsylvania (to 2001)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price Trust Company

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Appreciation Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Capital Appreciation	T. Rowe Price; Vice President, T. Rowe Price Group,
Fund	Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Capital Appreciation	Group, Inc.
Fund

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Lewis M. Johnson (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Capital Appreciation Fund	T. Rowe Price Investment Services, Inc.

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
Vice President, Capital Appreciation Fund	President, T. Rowe Price and T. Rowe Price Group,
Inc.; Director and Vice President, T. Rowe Price
Trust Company

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$16,636	$10,718
Audit-Related Fees	993	1,544
Tax Fees	4,385	2,907
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006